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                                                           Exhibit 23.2


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
           --------------------------------------------------------


    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-119636) of Aehr Test Systems of our report dated August 26, 2005 relating to the consolidated financial statements, which appears in this Form 10-K.


/s/PricewaterhouseCoopers LLP

San Jose, California
August 28, 2006